                                                                   EXHIBIT 10.18

                             EMPLOYMENT AGREEMENT

     EMPLOYMENT AGREEMENT ("Agreement"), dated as of September 20, 1999, between KAPOS ASSOCIATES INC., a Virginia corporation (the "Company"), and ERVIN KAPOS,
                                                    -------
an individual residing at 908 Turkey Run Road, McLean, Virginia 22101 (the "Employee").
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                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, concurrently with the execution of this Agreement, SM&A Corporation (East), a California corporation (the "Parent"), the Company, and
                                                   ------
all of the Company's shareholders have entered into a Stock Purchase Agreement of even date herewith (the "Purchase Agreement"), pursuant to which the Parent
                            ------------------
is acquiring all of the outstanding shares of capital stock;

     WHEREAS, the Employee is currently employed by the Company as its President and, as such, possesses unique and valuable technical, financial and other knowledge, experience and ability;

     WHEREAS, the Company desires to retain the services of the Employee, has offered to engage him on the terms and conditions hereinafter set forth and would not have otherwise entered into the Purchase Agreement without the Employee agreeing to be bound hereby;

     WHEREAS, the Employee is willing to accept such employment upon the terms and conditions hereinafter set forth; and

     WHEREAS, it is a condition to the closing of the transactions contemplated by the Purchase Agreement that the Company and Employee enter into this Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Company and the Employee agree as follows (capitalized terms used in this Agreement not otherwise defined herein shall have the meanings given to them in the Purchase Agreement):

1.   Term of Employment.
     ------------------

     Subject to the provisions set forth in Sections 2 and 7 hereof, the
                                            ----------------
Company hereby employs the Employee as its President and the Employee agrees to be employed by the Company, on the terms and conditions contained herein, for a period commencing on the date hereof and terminating on the second anniversary of the date hereof (the "Employment Term").
                         ---------------
2.   Duties.
     ------

     (a)  Office. The Employee is hereby appointed to serve as President of the
          ------
Company, and shall have responsibility for managing the Company and performing such services and duties for the Company as now or hereafter existing, as are customarily performed by an employee in that position.

          The Employee shall report directly to Thomas Amrhein, Group President of Parent's Systems Solutions Group (or any successor in such office), and shall have responsibility for the management of the Company's business, operations and affairs. All subordinate officers and employees shall report to the Employee or his designee.

          It is understood that the respective Boards of Directors of the Company and of the Parent will have general supervisory authority over the financial condition and operating activities of the Company, budgets, long-term plans, acquisitions and divestitures and other strategic alternatives and will seek input from the Employee as and when needed.

     (b)  Full-Time Position. The Employee shall devote his entire time,
          ------------------
attention, abilities, energy and skill during regular business hours to carrying out his duties hereunder, and shall faithfully, efficiently and diligently perform such duties to promote the business and affairs of the Company and its subsidiaries and affiliated companies. During the Employment Term, the Employee's services shall be exclusive to the Company, and the Employee shall not directly or indirectly engage in any activity competitive with or adverse to the Company's business or welfare or services of a business, professional or commercial nature to any other person or firm, whether for compensation or otherwise.

3.   Compensation.
     ------------

     (a)  Base Salary. For services rendered by the Employee under this
          -----------
Agreement, the Company shall pay to the Employee or cause to be paid to the Employee during the Employment Term a base salary (the "Base Salary") at a rate
                                                        -----------
equal to $160,000 per year. The Base Salary shall be earned and shall be payable at such intervals and otherwise in such manner as is consistent with the normal payroll practices of the Company for remuneration of its employees. The Company shall review the Base Salary at least annually to determine whether an increase is warranted in accordance with the Company's normal policies and procedures.

     (b)  Incentive Compensation. In addition to the Base Salary, the Employee
          ----------------------
shall be eligible to receive additional compensation (a "Bonus") of up to
                                                         -----
$40,000 at the end of each year of the Employment Term, promptly after the determination thereof, in an amount determined by the Company's Board of Directors, in its sole discretion (with the Employee abstaining from the vote or written consent regarding such matter), based upon the Employee's achievement of mutually agreeable goals and objectives set by the Company and the Employee at the beginning of each year of the Employment Term. A pro rated Bonus may, in the Company's sole discretion, be paid for any partial year that occurs during the Employment Term.

     (c)  Withholding. The Company shall be entitled to withhold amounts from
          -----------
any compensation or other form of remuneration or benefit payable by the Company to the Employee that the Company reasonably believes it is required to withhold under any federal, state, local or foreign tax law to which the Company is subject.

4.   Other Benefits.
     --------------

     During the Employment Term, except as may be otherwise provided herein, the Employee shall be entitled to medical benefits, holiday, vacation or similar rights and such other benefits, perquisites and privileges as are from time to time provided by the Company, the Parent and their subsidiaries and affiliated companies to their full-time employees in comparable positions, as the same may change from time to time and be communicated to the Employee.

5.   Expenses.
     --------

     The Company shall, during the Employment Term, reimburse the Employee for all reasonable documented business expenses actually and necessarily incurred by him in the course of, and in connection with, his employment by the Company. The Employee shall keep detailed and accurate records of expenses incurred in connection with his employment by the Company, and reimbursement therefor shall be made in accordance with policies and procedures established by the Company's management from time to time.

6.   Representations and Covenants of the Employee.
     ---------------------------------------------

     (a) The Employee represents and warrants to the Company that he is not a party to or bound by any presently effective agreement or contract, whether of employment or otherwise, with any third person or entity that would in any way restrict or prohibit the Employee from undertaking or performing his obligations on the terms and conditions set forth in this Agreement.

     (b) The Employee covenants with the Company that he shall not, during the Employment Term, enter into any such agreement, contract or understanding described in Section 6(a) above so as to cause the Company, or any of its
             ------------
subsidiaries or affiliated companies, to be liable in connection therewith.

7.   Termination.
     -----------

     The Employment Term shall terminate upon any of the following occurrences:

     (a)  By Reason of Death. If the Employee shall die during the Employment
          ------------------
Term, this Agreement shall terminate except that the Employee's estate shall be entitled to receive the Base Salary provided in Section 3(a) and any pro
                                                ------------
rata amount of any earned Bonus, each to the last day of the month in which his death occurs. Such termination shall not affect any vested rights which the Employee may have at the time of his death pursuant to any insurance or other death benefit plans or arrangements of the Company or any affiliate of the Company.

     (b)  Termination For Cause; Resignation Without Good Reason.
          ------------------------------------------------------

          (i)  Payments. If, prior to the expiration of the Employment Term, the
               --------
     Employee's employment is terminated by the Company for Cause, as defined in
     Section 7(c) hereof, or if the Employee resigns from his employment
     ------------
     hereunder other than for Good Reason, as defined in Section 7(e) hereof,
                                                         ------------
     the Employee shall be entitled to payment of his Base Salary accrued through and including the date of such termination or resignation, plus any other accrued but unpaid benefits or compensation, but shall not be entitled to any other compensation or benefits under this Agreement.

          (ii)  Notice of Termination. Termination of the Employee's employment
                ---------------------
     for Cause shall be communicated by delivery to the Employee of a copy of a resolution duly adopted by the Company's Board of Directors (a "Notice of
                                                                     ---------
     Termination"). The Notice of Termination shall specify the Cause and the
     -----------
     effective date of the termination of the Employee's employment.

          (iii) Date of Termination. The date of a termination for Cause shall
                -------------------
     be the date specified in the Notice of Termination provided for in this
     Section 7(b). The date of a resignation by the Employee without Good Reason
     ------------
     shall be the date specified in a written notice of resignation from the Employee to the Company. The Employee shall provide at least sixty (60) days' advance written notice of the date of his resignation without Good Reason.

     (c)  Definition of Cause. For the purposes of this Agreement, "Cause" shall
          -------------------                                       -----
mean (i) the failure or inability of the Employee to cure, within thirty (30) days of receipt of written notice on behalf of the Company's Board of Directors, the Employee's failure to substantially perform the primary duties of his employment hereunder; (ii) the conviction of the Employee of a felony under state or federal criminal laws; (iii) the commission by the Employee of any act of fraud or willful misconduct against the Company or any of its subsidiaries or affiliated companies; (iv) the commission by the Employee of any act of gross negligence or malfeasance, resulting in an adverse impact upon the Company, its reputation or its business operations; or (v) the violation by the Employee of his covenants contained in Sections 6 or 8 hereof.
                           ---------------

     (d)  Termination Upon Disability. If, during the Employment Term, the
          ---------------------------
Employee shall become incapable of fulfilling his obligations hereunder because of injury or physical or mental illness, and such incapacity shall exist or reasonably may be expected to continue to exist, upon the competent medical opinion of a doctor chosen by the Company and Employee, for a period exceeding sixty (60) consecutive days or ninety (90) nonconsecutive days within a six-month period, the Company shall nevertheless continue to pay the Employee his Base Salary through the last day of the sixtieth (60th) day of disability or, if applicable, the date upon which the shorter periods of disability shall have aggregated more than ninety (90) days within the six-month period (in either event, the "Disability Date") plus any other benefits or compensation accrued
            ---------------
accrued through, but unpaid as of, the Disability Date; provided, however, that
                                                        --------  -------
nothing in this Agreement shall operate to deprive the Employee of any rights he may have pursuant to the Family and Medical Leave Act, the Americans with Disabilities Act or any analogous state statutes. The Company may, at any time on or after the Disability Date, terminate this Agreement and all further rights and obligations of the parties under this Agreement, other than the obligations of the Employee under Section 8 hereof, which obligations shall continue in
                      ---------
effect for the periods therein stated.

     (e)  Termination Without Cause; Resignation for Good Reason.
          ------------------------------------------------------

          (i)  Liquidated Damages Paid by Company. If, prior to the expiration
               ----------------------------------
     of the Employment Term, the Employee's employment is terminated by the Company without Cause, or if the Employee resigns from his employment hereunder for Good Reason, the Company shall pay to the Employee his Base Salary accrued up to and including the date of such termination or resignation plus any other accrued but unpaid benefits or compensation.

                In addition, for the period commencing immediately following the date of such termination or resignation and ending on the earlier of the date that is twelve months thereafter or the expiration of the Employment Term (the "Offset Period"), the Company shall pay to the Employee as
                --------------
     liquidated damages (the "Company Paid Liquidated Damages") his Base Salary,
                              -------------------------------
     as in effect on the date of such termination.

                The Company Paid Liquidated Damages shall be payable in accordance with the Company's then effective payroll practices and at such intervals as Base Salary would have been paid if the Employee had remained in the active service of the Company; provided, however, that payments of
                                           --------  -------
     Base Salary during the Offset Period shall be made not less frequently than monthly.

          (ii)  Other Benefits. In the event of the Employee's termination or
                --------------
     resignation as provided in this Section 7(e), the Employee shall continue
                                     ------------
     to participate on the same terms and conditions as in effect immediately prior to such termination or resignation in each pension, welfare, life insurance, health, disability and other fringe benefit plan or program (including automobile allowances) provided to the Employee at the time of such termination or resignation until the earlier to occur of:

                (A) twelve months thereafter, or such later time, if any, as is mandated by applicable law (e.g., COBRA); or

                (B) such time as the Employee is otherwise covered by similar programs.

                Anything herein to the contrary notwithstanding, the Company shall have no obligation to continue to maintain during the Offset Period any plan or program solely as a result of the provisions of this Agreement. If, during the Offset Period, the Employee is precluded from participating in a plan or program by its terms or applicable law or if the Company elects not to maintain such plan or program, the Company shall provide the Employee with compensation the aggregate value of which is sufficient to purchase a similar benefit program.

          (iii) Death During Offset Period. If the Employee dies during the
                --------------------------
     Offset Period, the balance of the Company Paid Liquidated Damages will be paid to his Beneficiary. "Beneficiary" shall mean the person or persons
                               -----------
     designated by the Employee in writing to the Company to receive payments under this Agreement or, if no such person or persons are designated, the Employee's estate.

          (iv)  No Other Benefits. Except as expressly provided in this Section
                -----------------                                       -------
     7(e), in the event the Employee's employment is terminated by the Company
     -----
     without Cause or the Employee resigns his employment with the Company for Good Reason, the Employee shall not be entitled to any other compensation, benefits or damages under, or related to, this Agreement with respect to the year of his termination or resignation or any subsequent year.

          (v)   Date of Termination. The date of termination of employment
                -------------------
     without Cause shall be the date specified in a written notice of termination to the Employee. The date of resignation for Good Reason shall be the date specified in a written notice of resignation from the Employee to the Company which states the Good Reason; provided, however, that no
                                                  --------  -------
     such written notice shall be effective unless the cure period specified in
     Section 7(f) has expired without the Company having corrected, to the
     ------------
     reasonable satisfaction of the Employee, the event or events subject to cure. The Employee shall provide at least thirty (30) days' advance written notice of resignation.

     (f)  Definition of Good Reason. For purposes of this Agreement, "Good
          -------------------------                                   ----
     Reason" shall mean any one or more of the following events:
     ------

          (i) a change in the Employee's duties such that his primary duties are substantially inconsistent with those customarily performed by an employee in his position; or

          (ii) a material reduction in the level of resources, including support services and staff available to the Employee during the Employment Term, which reduction is not generally effective for other full-time employees in comparable positions within the SM&A Systems Solutions Group; or

          (iii) a material reduction in the Employee's Base Salary as then in effect or failure of the Company to pay any amount owing to the Employee hereunder when due; or

          (iv) failure by the Company to obtain the specific assumption of this Agreement by any successor of the Company, as contemplated in Section 10
                                                                   ----------
     hereof; or

          (v) relocation by the Company of the Employee outside of the Washington, D.C. metropolitan area at any time during the Employment Term.

Unless the Employee provides written notification of an event described in clauses (i) through (iv) of the preceding sentence to the Parent within thirty
(30) days after the Employee knows or has reason to know of the occurrence of any such event, the Employee shall be deemed to have consented thereto and such event shall no longer constitute Good Reason for purposes of this Agreement. If the Employee provided such written notice to the Parent, the Parent or the Company shall have thirty (30) days from the date of receipt of such notice to effect a cure of the event described therein and, upon cure thereof by the Parent or the Company, as the case may be, to the reasonable satisfaction of the Employee, such event shall no longer constitute Good Reason for purposes of this Agreement.

8.   Proprietary Information and Inventions.
     --------------------------------------

     (a)  Employee Acknowledgments. The Employee recognizes that the Company is
          -------------------------
engaged in a continuous program of research, development, design and production respecting its business, present and future, and understands that as part of his employment by the Company or any of its subsidiaries or affiliates, he is, or may be expected, to make new contributions and inventions of value to the Company or any of its subsidiaries or affiliates. The Employee understands that his employment by the Company or any of its subsidiaries or affiliates creates in him a duty of trust and confidentiality to the Company or any of its subsidiaries or affiliates with respect to any information (i) related, applicable or useful to the business of the Company or any of its subsidiaries or affiliates, including the Company's or any of its subsidiaries' or affiliates' anticipated research and development; (ii) resulting from tasks assigned to the Employee by the Company or any of its subsidiaries or affiliates; (iii) resulting from the use of equipment, supplies or facilities owned, leased or contracted for by the Company or any of its subsidiaries or affiliates; or (iv) related, applicable or useful to the business of any client or customer of (A) the Company or (B) any of the Company's subsidiaries or affiliates, which may be made known to him by the Company or any of the Company's subsidiaries or affiliates, or by any client or customer of (A) the Company or (B) any of the Company's subsidiaries or affiliates, or learned by him during the Employment Term.

     (b)  Assignment of Proprietary Information and Inventions to the Company.
          -------------------------------------------------------------------
The Employee agrees that all Proprietary Information (as defined on Exhibit A
                                                                    ---------
hereto) and Inventions (as defined on Exhibit A hereto) shall be the sole
                                      ---------
property of the Company and its assigns, and the Company and its assigns shall be the sole owner of all patents, trademarks, service marks, copyrights and other rights (collectively referred to herein as "Rights") pertaining to
                                                  ------
Proprietary Information and Inventions in any part of the world. The Employee hereby assigns to the Company any rights he may have or acquire in Proprietary Information or Inventions or Rights pertaining to Proprietary Information or Inventions or Rights. The Employee further agrees as to all Proprietary Information or Inventions to assist the Company or any person designated by it in every proper way to obtain and from time to time enforce Rights relating to said Proprietary Information or Inventions in any and all countries. The Employee shall execute all documents for use in applying for, obtaining and enforcing such Rights on such Proprietary Information or Inventions as the Company may desire, together with any assignments thereof to the Company or persons designated by it. The Employee's obligation to assist the Company or any person designated by it in obtaining and enforcing Rights relating to Proprietary Information or Inventions shall continue beyond the date of the termination of the Employment Term (the "Termination Date"), but the Company
                                         ----------------
shall compensate the Employee at a reasonable rate after the Termination Date for time actually spent by the Employee upon the Company's request for such assistance. In the event the Company is unable, after reasonable effort, to secure the Employee's signature on any document or documents needed to apply for or to enforce any Right relating to Proprietary Information or to an Invention, whether because of the Employee's physical or mental incapacity or for any other reason whatsoever, the Employee hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as his agents and attorneys-in-fact to act on his behalf and in his stead in the execution and filing of any such application and in furthering the application for and enforcement of Rights with the same legal force and effect as if such acts were performed by the Employee. The Employee hereby acknowledges that all original works of authorship which are made by the Employee (solely or jointly with others) within the scope of his employment and which are protectable by copyright are "works for hire" as that term is defined in the United States Copyright Act (17 USCA Section 101).

     (c)  Disclosure of Discoveries, Etc. to the Company. The Employee will
          ----------------------------------------------
promptly and from time to time disclose in writing to the Company, and the Company hereby agrees to receive such disclosures in confidence, all discoveries, developments, designs, improvements, inventions, formulas, software programs, processes, techniques, know-how, negative know-how and data, whether or not patentable or registrable under patent, copyright or similar statutes, or reduced to practice, made, conceived or learned by the Employee, either alone or jointly with others during the Employment Term, for the purpose of permitting the Company to determine whether they constitute Inventions.

In order to facilitate the complete and accurate disclosures described above, the Employee agrees to maintain complete written records of all Inventions, and of all work, study and investigation done by him during the Employment Term, which records shall be the property of the Company.

     (d)  Employee Acts. The Employee shall not knowingly do anything to
          -------------
imperil the validity of any such patent, design or protection or any application therefor and shall, at the reasonable cost of the Company, render all possible assistance to the Company both in obtaining and maintaining such patent, design or other protection, and the Employee shall not, either during the Employment Term or thereafter, exploit or make public or disclose any such Invention or give any information in respect thereof except to the Company or as it may direct.

     (e)  Confidentiality. The Employee will keep all Proprietary Information,
          ---------------
Inventions and Rights in the strictest confidence and trust, and the Employee will not disclose, use or induce or assist in the use or disclosure of any Proprietary Information, Inventions or Rights pertaining to Proprietary Information, or anything related thereto except as (i) may be necessary in the ordinary course of performing his duties as an employee of the Company, (ii) may be required by law, (iii) authorized by the Board of Directors of the Company,
(iv) such Proprietary Information, Inventions or Rights are or become available to the general public though no fault of the Employee or are disclosed to the Employee without restriction on disclosure by a third party who had the lawful right to make such disclosure. The Employee recognizes that the Company has received and in the future will receive from third parties their confidential or proprietary information subject to a duty on the Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. The Employee agrees that he owes the Company and such third parties a duty to hold all such confidential or proprietary information in the strictest confidence, and he shall not disclose, use or induce or assist in the use or disclosure of any such confidential or proprietary information without the prior express written consent of the Company, except as may be necessary in the ordinary course of performing his duties as an employee of the Company consistent with the Company's agreement with such third party or as required by law. The covenants and agreements contained in this Section 8(e) shall survive
                                                    ------------
the expiration or other termination of this Agreement.

     (f)  Noncompetition; Nonsolicitation.
          -------------------------------

          (i) For a period ending on the later of (A) three (3) years after the date of this Agreement and (B) one (1) year after the (x) termination or
     (y) expiration of the Employment Term of this Agreement (except as set forth in the following paragraph), the Employee shall not for any reason whatsoever, directly or by other means with intent, for himself or on behalf of or in conjunction with any other person or entity, engage, as an officer, director, shareholder, owner, partner, joint venturer, lender or in any capacity, whether as an employee, independent contractor, consultant or advisor, or as a sales representative, in any business selling any products or services in direct or indirect competition with the Company, the Parent or any of their Affiliates or successors, in the geographic areas where the Company, the Parent or their Affiliates or successors are conducting business during such period, including without limitation, the United States and each state, county, city and other political subdivision thereof.

                Notwithstanding the foregoing provisions of this paragraph (i), the Employee may (A) be a passive investor owning no more than five percent (5%) of the outstanding equity securities of any corporation the equity securities of which are listed on a national securities exchange or traded on the NASDAQ National Market and with which the Employee no other connection whatsoever or (B) invest in or act as an employee, consultant or other position for the Parent or any of its Affiliates.

          (ii) For a period ending on the later of (A) three (3) years after the date of this Agreement and (B) one (1) year after the (x) termination or (y) expiration of the Employment Term of this Agreement, the Employee shall not, either directly or by other means with intent, either alone or in concert with others, (A) solicit or entice any person who is, at that time, or who has been within one (1) year prior to that time, an employee of or consultant to the Company, the Parent or their respective Affiliates or successors, to leave the Company, the Parent or their respective Affiliates or successors or to work for anyone other than the Company, the Parent or their respective Affiliates or successors, or (B) solicit, entice or in any way divert any customer or supplier with whom the Employee has conducted business or assisted the Company, the Parent or their respective Affiliates or successors in providing business, to do business with any business entity in competition with the Company, the Parent or their respective Affiliates or successors. For the purposes of this Section 8(f),
                                                                   ------------
     general advertising concerning available employment opportunities through newspapers or trade journals shall not constitute solicitation.

          (iii) If any of the covenants contained in this Section 8(f) is
                                                          ------------
     determined to be unenforceable because of the duration of such covenants or the area covered thereby, or the scope of such prohibited activities, then the court making the determination shall have the power to reduce the duration of such covenant, area covered and/or the scope of prohibited activities covered thereby, and such covenants, in their reduced form shall be enforceable. If any of the covenants contained in this Section 8(f) is
                                                               ------------
     determined to be wholly unenforceable by the courts of any domestic or foreign jurisdiction, such covenant shall be deemed severable into independent covenants and shall be enforceable as so severed to the extent permitted by such court.

          (iv)  The Employee acknowledges that the covenants contained in this
     Section 8 are made in consideration for the fees to be paid under this
     ---------
     Agreement and a portion of the Base Purchase Price under the Purchase Agreement and in recognition of the duty of loyalty owed by the Employee to the Company as a unique and valuable employee of the Company.

     (g)  Delivery of Materials to the Company. Upon the termination of the
          ------------------------------------
Employment Term, the Employee shall deliver to the Company all devices, records, sketches, reports, proposals, lists, correspondence, equipment, documents, photographs, photostats, negatives, undeveloped film, notes, drawings, specifications, tape recordings or other electronic recordings, programs, data and other materials or property of any nature belonging to the Company or pertaining to the Employee's work with the Company. The Employee shall not take with him any of the foregoing or any reproduction of any of the foregoing.

     (h)  Prior Inventions of the Employee. Listed in Item 1 of Exhibit B
          --------------------------------            ------    ---------
attached hereto are all inventions or improvements relevant to the subject matter of the Employee's employment which have been made, conceived of or first reduced to practice by the Employee alone or jointly with others prior to the Employment Term and which the Employee desires to remove from the operation of this Agreement. The Employee represents and warrants that such list is complete. If there is no such list in Item 1 of Exhibit B, the Employee represents and
                            ------    ---------
warrants that he has made no such inventions or improvements prior to the Employment Term.

     (i)  Prior Confidentiality Agreements. The Employee represents and warrants
          --------------------------------
that his performance of all of the terms and provisions of this Agreement as an employee of the Company does not and will not breach any agreement to keep in confidence proprietary information acquired by the Employee in confidence or in trust prior to his employment by the Company. The Employee also represents and warrants that he has not entered into, and covenants that he will not enter into, any agreement, either written or oral, in conflict herewith.

     (j)  Materials or Documents of a Former Employer. The Employee represents
          -------------------------------------------
and warrants to and covenants with the Company that he has not brought and will not bring with him to the Company, or use in his employment with the Company, any materials or documents of a former employer (which term, for purposes of this Section 8, shall also include persons, firms, corporations and other
     ---------
entities for which the Employee has acted as an independent contractor or consultant), other than materials and documents of the Company relating to its business and acquired by Parent under the Purchase Agreement, which are not generally available to the public, unless he has obtained express written authorization from any such former employer for their possession and use. The materials or documents of a former employer (other than the Company) which are not generally available to the public but which he will bring to the Company for use in his employment are identified in Item 2 of Exhibit B attached hereto. As
                                        ------    ---------
to each such item, the Employee represents and warrants that he has obtained prior to the effective date of his employment hereunder express written authorization for their possession and use in his service to the Company. The Employee also understands that, in his service to the Company, he is not to breach any obligation of confidentiality that he has to former employers, and he shall fulfill all such obligations during his employment hereunder.

     (k)  Services Provided as a Consultant; Delivery of the Termination
          --------------------------------------------------------------
Certificate by the Employee. The terms and conditions of this Section 8 shall
---------------------------                                   ---------
apply to any period, if any, during which the Employee performs services for the Company as a consultant or independent contractor, as well as any time during which he is employed directly by the Company. Upon the termination of the Employment Term, the Employee agrees to sign and deliver the "Termination Certificate" attached hereto as Exhibit C. The Employee's failure to sign such
                                ---------
Termination Certificate, however, shall not affect his obligations under this Agreement, nor shall it affect the Company's obligations, if any, to the Employee under this Agreement.

9.   Remedies; Liquidated Damages Paid by Employee.
     ---------------------------------------------

     If the Employee commits a breach, or threatens to commit a breach, of any of the provisions of Section 8 hereof, the Company shall have (i) the right to
                     ---------
have such provisions specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Company and that money damages will not provide an adequate remedy to the Company, and (ii) the right to require the Employee to account for and pay over to the Company all compensation or profits derived or received by the Employee as a result of any breach of any of the provisions of such Section 8, and the Employee hereby
                                        ---------
agrees to account for and pay over such compensation or profits to the Company. The invalidity or unenforceability of all or any portion of Section 8 shall not
                                                            ---------
affect the validity or enforceability of any other provision or portion hereof or thereof, and if any provision or portion of this Agreement shall be determined by any court of competent jurisdiction to be unenforceable or otherwise invalid as written, then each such provision or portion shall be enforced and validated to the full extent permitted by law.

10.  Successors and Assigns.
     ----------------------

     This Agreement shall be binding upon and inure to the benefit of the Company and its respective successors and assigns and shall be binding upon and inure to the benefit of the Employee and his executors and administrators. This Agreement, and the Employee's rights and obligations hereunder, may not be assigned by the Employee. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company to assume expressly and to agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

11.  Waiver of Breach.
     ----------------

     The waiver by the Company or the Employee of a breach of any provision of this Agreement by the other party shall not be construed as a waiver of any subsequent breach of the same provision or of any other provision of this Agreement.

12.  Notices.
     -------

     All notices, requests, demands and other communications submitted hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or by express service or if mailed by first-class registered mail, return receipt requested, postage and registry fees prepaid, and addressed: if to the Employee, to the address set forth in the first paragraph hereof; and if to the Company, to:

     Kapos Associates Inc.
     c/o SM&A Corporation (East)
     4695 MacArthur Court, Suite 800
     Newport Beach, California 92660
     Attention: President
     with a copy to:

     Thomas J. Crane, Esq.
     Rutan & Tucker
     611 Anton Blvd.,14th Floor
     Costa Mesa, California 92626

or at such other address as either party shall furnish to the other.

13.  Miscellaneous.
     -------------

     This Agreement shall be governed by, and construed in accordance with, the laws of Virginia without regard to its conflict of laws statutes, as if this Agreement were executed and performed entirely within Virginia. This Agreement, together with the Purchase Agreement and the exhibits and schedules hereto and thereto incorporate the entire understanding of the parties hereto with respect to the subject matter hereof and supersede all prior agreements, arrangements and understandings, whether written or oral, relating to such subject matter. In that regard, to the extent that there is any inconsistency between the provisions of Section 8 of this Agreement and the corresponding provisions of
              ---------
the Purchase Agreement, the provisions of Section 8 of this Agreement shall
                                          ---------
control. The invalidity of any section, provision or portion of this Agreement shall not affect the validity of any other section, provision or portion of this Agreement, and each such section, provision or portion shall be enforced to the full extent permitted by law. This Agreement may not be modified or amended, or any term or provision hereof waived or discharged, except by a written instrument signed by the party against which such amendment, modification, waiver or discharge is sought to be enforced. The headings of this Agreement are for the purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

14.  Indemnification.
     ---------------

     The Company will indemnify the Employee in the same manner and to the same extent to which they indemnify its other senior executives.

15.  Dispute Resolution.
     ------------------

     (a)  Arbitration; Attorneys' Fees, Prevailing Party. Except as set forth in
          ----------------------------------------------
Section 15(b), all disputes arising under this contract will be resolved by
-------------
submission to binding arbitration at the Washington D.C. offices of Judicial Arbitration & Mediation Services, Inc. ("JAMS"). If JAMS is unable to arbitrate
                                         ----
the dispute, then the dispute will be arbitrated at the Washington D.C. offices of the American Arbitration Association ("AAA"). No party shall commence an
                                          ---
arbitration proceeding unless such party shall first give a written notice ("Dispute Notice") to the other parties setting forth the nature of the dispute. If the parties cannot agree on the selection of an arbitrator within twenty (20) days after delivery of the Dispute Notice, the arbitrator will be selected by JAMS or AAA, as the case may be. Except as specifically modified by this clause, the Commercial Arbitration Rules of the AAA will apply to all arbitrations before JAMS and the AAA. Except as specifically modified by this clause, Virginia law, including Virginia evidence law, shall be applied to determine all arbitrated issues. Virginia discovery law will apply to provide all discovery available in Virginia Superior Court cases. Judgment upon an arbitration award may be entered in any court having competent jurisdiction and shall be binding, final and nonappealable. Should any proceeding be commenced between the parties to this Agreement seeking to enforce any of its provisions, the prevailing party in such proceeding shall be entitled, in addition to such other relief as may be granted, to a reasonable sum for attorneys' fees and all legal expenses and fees incurred on appeal and all interest thereon. For the purposes of this provision, "prevailing party" shall include a party which
                             ----------------
dismisses an action for recovery hereunder in exchange for payment of the sum allegedly due, performance of covenants allegedly breached, or consideration substantially equal to the relief sought in the action or proceeding.

     (b)  Acknowledgments.  The parties hereto agree and acknowledge that the
          ---------------
damages that would be suffered by a nonbreaching party as a result of any breach of the provisions of Sections 6 or 8 may not be calculable and that an award of
                     ---------------
a monetary judgment for such a breach would be an inadequate remedy. Consequently, a nonbreaching party shall have the right, in addition to any other rights it may have, to obtain, in any court of competent jurisdiction, injunctive relief to restrain any breach or threatened breach of any provision of Section 6 or 8 or otherwise to specifically enforce any of the provisions
   --------------
hereof. This remedy is in addition to damages directly or indirectly suffered by a nonbreaching party and reasonable attorneys' fees. The parties hereto agree that the restraint, duration and area for which the covenants in Section 8 are
                                                                 ---------
to be effective are reasonable in light of the business and activities of the parties hereto. In the event that any court finally determines that the time period or the geographic scope of any such covenant is unreasonable or excessive and any covenant is to that extent made unenforceable, the parties agree that the restrictions in Section 8 shall remain in full force
                    ---------
and effect for the greatest time period and within the greatest geographic area that would not render it unenforceable. The parties intend that each of the covenants in Section 8 shall be deemed to be a separate covenant.
             ---------

     (c)  Independent Covenant.  All of the covenants in Sections 6 and 8 shall
          --------------------                           ----------------
be construed as an agreement independent of any other provision of this Agreement, and the existence of any claim or cause of action of a nonbreaching party against a breaching party, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by any party of such covenants.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

     COMPANY:                      KAPOS ASSOCIATES INC.


                                   By: /s/ ERVIN KAPOS
                                      ______________________________

                                   Title:___________________________


     EMPLOYEE:                     /s/ ERVIN KAPOS
                                   _________________________________
                                   ERVIN KAPOS

                                   EXHIBIT A


"Proprietary Information" Defined:
 --------------------------------

     For purposes of this Agreement, "Proprietary Information" shall mean
                                      -----------------------
information that has been created, discovered, developed or otherwise become known to the Employee or the Company or in which property rights have been assigned or otherwise conveyed to the Employee or the Company, which the Employee may have learned or discovered, or may make, learn of or discover while in employment of the Company, whether before the commencement of this Agreement or during the term hereof, which information has material economic value or potential material economic value to the business in which the Company is or will be engaged. Proprietary Information shall include, but not be limited to, trade secrets, processes, formulas, data, know-how, negative know-how, improvements, discoveries, developments, designs, ideas, Inventions, techniques, all technical data, customer and supplier lists, and any modifications or enhancements thereto, programs and information (whether or not in writing) which have actual or potential economic value to the Company, together with any copyright or patent therein. For purposes of this Agreement, Proprietary Information shall not include information that has become public knowledge through legal means without fault by the Employee, or is already public knowledge prior to disclosure of the same by the Company and/or its subsidiaries or affiliates to the Employee.

"Inventions" Defined:
 -------------------

     For purposes of this Agreement, "Inventions" shall mean all discoveries,
                                      ----------
developments, designs, improvements, inventions, formulas, software programs, processes, techniques, know-how, negative know-how and data, whether or not patentable or registrable under patent, copyright or similar statutes, that are related to or useful in the business or future business of the Company or result from use of premises or other property owned, leased or contracted for by the Company. Without limiting the generality of the foregoing, Inventions shall also include anything that derives actual or potential economic value from not being generally known to the public or to other persons who can obtain economic value from its disclosure or use.

                                   EXHIBIT B


ITEM 1:

     The following is a complete list of all inventions or improvements relevant to the subject matter of the Employee's employment by the Company that have been made or conceived of or first reduced to practice by the Employee alone or jointly with others prior to his employment by the Company:


Item 2:

     The following is a complete list of all materials and documents of a former employer that are not generally available to the public that the Employee will bring or have brought to the Company or have used or will use in his employment by the Company:

                                   EXHIBIT C

                           TERMINATION CERTIFICATION
                           -------------------------

     I certify as follows:

     1.   When I signed the attached Employment Agreement (the "Agreement"), I
                                                                ---------
read and understood the terms of the Agreement.

     2. I hereby acknowledge that I have fully complied with the terms of the Agreement, including, without limitation, the disclosure and assignment to Kapos Associates Inc. (or its successors or assigns) (the "Company") of any Inventions
                                                     -------
covered by that Agreement, and the return of any documents and other materials of any nature relating to my employment with the Company.

     3. I hereby acknowledge and agree to comply with my continuing obligations under this Agreement, including, without limitation, my obligation not to use for personal benefit or to disclose to others any Proprietary Information of the Company.

     4. I understand and acknowledge that should I fail to comply with my obligations under the Agreement, the Company shall have the right to injunctive relief against me, including, without limitation, an injunction prohibiting me from disclosing Proprietary Information to a third party.

Dated as of: ___________________


                                        _________________________________
                                        Signature of Employee


                                        _________________________________
                                        Print Name